In re: Delta Mills, Inc.           UNITED STATES BANKRUPTCY COURT           Jointly Administered Case no: 06-11144
DISTRICT OF DELAWARE           5/6/07 - 6/2/07
Monthly Operating Report
Required Documents
Schedule of Cash Receipts and Disbursements Bank Reconciliation
Copies of bank statements
Cash disbursements journals
Statement of Operations
Balance Sheet
Status of Post-Petition Taxes
Copies of IRS Form 6123 or payment receipt Copies of tax returns filed during reporting period Summary of Unpaid Post-Petition Debts
Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging Debtor Questionnaire

Document Explanation Form No.           Attached           Attached
MOR - 1           Yes
MOR - 1           Yes
MOR - 2           Yes
MOR - 3           Yes
MOR - 4           Yes
MOR - 4           Yes
MOR - 5           Yes
MOR - 5           Yes
Signature of Debtor           Date
Signature of Joint Debtor           Date
Signature of Authorized Individua
June 27, 2007
W. H. Hardman, Jr.           Chief Financial Officer

Printed Name of Authorized Individual           Title of Authorized Individual

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Delta Mills, Inc., at. al. (Dollars In Thousands)
DISTRICT OF DELAWARE In re: Delta Mills, Inc. UNITED STATES BANKRUPTCY COURT                      Jointly Administered Case no: -11144 5/6/07 - 6/2/07 Page  of 7 mor-1 Delta Mills. Inc. Sales Government Sales Twill Sales Total Net Sales Opening Cash Balance Cash Receipts: Accounts Receivable Collections- Collections Basis Accounts Receivable Collections- Maturity Basis Nylon Payments/Other Total Cash Receipts
Operating Disbursements : Al P Disbursements Wires Out Net Wages and  Salaries Total Operating Disbursements Other (Sources)/ Uses : (Inc) / Dec in UC's Transfers to Delta Mills Marketing Co. Professional Fees Transfers to Delta Woodside Employee Vacation Accrual and Severance Payouts Vendor   Deposits DIP Fee, Factoring Fee, and Bank Interest Proceeds from the Sale of PP&E Proceeds from the Sale of Remaining Inventory Total (Sources) / Uses:
Operating Cash Flow Accumulate WEEK ->>           1           2           3
12-May           19•May           28-May           02-Jun           TOTALI it
•           -           -           917 74 69           105           251           11 Delta Mills Net Cash Flo Accumulate  44           44           442 156 143           148           295           11           598
18 44 19           34           27           28 7           26           10 15           48           14           , 10611
88I. 96 81           58           100           52           289
62 82 ~           93 1 54           ~           195 349           ~           (41) 308           308
(45) 44           (6) -           -           - 637           12           (29)           (6) (45) 665 (1)           637           12           (35)           614 83 14           1,351           ~(544) 807182 989(8)l 983(305) 4 Delta Mills Net Cash Flo Accumulate  Delta Woodside Industries. Inc. Transfers (In)/Out from Delta Mills6 Bank Fees Other(6),
Total Disbursements - Delta Woodside           (6) Delta Woodside Industries. Inc. Transfers (In)/Out from Delta Mills                      6 Bank Fees Other           (6), Total Disbursements - Delta Woodside           (6) Delta Woodside Net Cash Flow'  Accumulated Delta Mills Marketing. Inc. Transfers (In)/Out from Delta Mills Bank Fees Payroll Vacation and Severance Payouts Other Total Disbursements - Delta Woodside Delta Woodside Net Cash Flow Accumulated

In re: Delta Mills, Inc.           UNITED STATES BANKRUPTCY COURT           Jointly Administered Case no: 06-11144
DISTRICT OF DELAWARE           5/6/07 - 6/2/07

DELTA MILLS, INC.
INCOME STATEMENT           Month Ended
6/2/2007
Net Sales
Cost of goods sold           (35,545)
Gross profit (loss)           (35,545)
Selling, general and administrative expenses           (1,494,810)
Impairment and restructuring expenses
Other income (expense)
OPERATING LOSS           (1,530,355)
Interest expense*           (603,446)
Gain on extinguishment of debt
LOSS BEFORE INCOME TAXES           (2,133, 802)
Income tax expense / (benefit)
NET LOSS           (2,133,802)

* Includes $600k fee charged by bank

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In re: Delta Mills, Inc.           UNITED STATES BANKRUPTCY COURT           Jointly Administered Case no: 06-11144
DISTRICT OF DELAWARE           5/6/07 - 6/2/07
Bank Reconciliations
I attest that each of the debtors' bank accounts is reconciled to monthly bank statements. The company's standard practice is to ensure that each bank account is reconciled to monthly bank statements for each calendar month within 30 days after the quarter end. Also attached is an example of the cash management report that the debtor prepares on all of its operating bank accounts other than petty cash on a daily basis.
W.H. Hardman, Jr.
Chief Financial Officer Delta Mills, et al.

In re: Delta Mills, Inc.           UNITED STATES BANKRUPTCY COURTJointly Administered Case no: 06-11144
DISTRICT OF DELAWARE5/6/07 - 6/2/07 BALANCE SHEET As Of 6/2/07 (In Thousands, Except Share Data)                      Delta Mills, Inc. As Of 6/2/07 ASSETS CURRENT ASSETS Cash and cash equivalents$9,436 Accounts receivable:
Factor and other2,258 Less allowances for returns30 2,228 Inventories Finished goods0 Work in process0 Raw materials and supplies877 877 Deferred income taxes 493 Other assets 562 TOTAL CURRENT ASSETS 13,596 PROPERTY, PLANT AND EQUIPMENT, at cost Land and land improvements Buildings Machinery and equipment Furniture, fixtures and office equipment
Leasehold improvements Construction in progress  24,006 Less accumulated depreciation                      14,629 9,376 DEFERRED LOAN COSTS, less accumulated depreciation of $5,966,000 (2006)and $5,856,000 (2005)                      25 TOTAL ASSETS           $           22,997
LIABILITIES AND SHAREHOLDERS' EQUITY CURRENT LIABILITIES Trade accounts payable - Post Petition                      $           4 Trade accounts payable checks outstanding           47 Revolving credit facility           0 Accrued income taxes payable           12,394 Payable to Affiliate Delta Mills Marketing, Inc.           1,904 Payable to Affiliate Delta Woodside Industries, Inc.           3,657 Payable to Affiliate Delta Mills, Inc.           0 Accrued employee compensation           65
Accrued restructuring expenses           0 Accrued and sundry liabilities           1,152 TOTAL CURRENT LIABILITIES           19,223
LIABLITIES SUBJECT TO COMPROMISE: Notes Payable           30,941 Trade Accounts Payable - Pre Petition           3,549
Accrued Interest - Notes Payable           1,836 Total Liabilities Subject to Compromise           36,326 NONCURRENT DEFERRED INCOME TAXES           2,061 SHAREHOLDERS' EQUITY Common Stock -- par value $.01 a share – authorized 3,000 shares, issued and outstanding 100 shares                                1 Additional paid-in capital           51,791 Retained earnings(deficit)           (86,405) TOTAL SHAREHOLDERS' EQUITY           (34,613) COMMITMENTS AND CONTINGENCIES           0 TOTAL LIABILITIES AND SHAREHOLDERS'S EQUITY           $           22,997 Page 5 of 7MOR-3

In re: delta mills, inc. united states bankruptcy court district of Delaware jointly administered case no: 06-11144 5/6/07-6/2/07 status of post-petition taxes beginning accrued liability balance liability incurred during period disbursements to taxing authorities net change in accrued balance ending accrued liability balance
Federal withholding south Carolina withholding FICA – Employee FICA – Employer total taxes summary of unpaid post-petition debts accounts payable total post-petition debts current 0-30 31-60 61-90 over 90 total number of days past due 3,855.76 5,627.82 2,200.80 1,827.07 11,482.76 24,832.90 9,048.42 7,545.52 48,972.36 (24,899.40) (9,084.97) (7,550.53) (49,085.43) (66.50) (36.55) (5.01) (113.07) 5,561.32 2,184.25 1,822.06 11,369.69

In re: Delta Mills, Inc. | UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE | Jointly Administered Case no: 06-11144 5/6/07 - 6/2/07

ACCOUNTS RECEIVABLE RECONCILATION AND AGING

Accounts Receivable Reconciliation		
Total Accounts Receivable at the beginning of the reporting period*:	$	2,940,442.08
+ Amounts billed during the period		-
- Amounts collected (net) during the period		(712,536.49)
Total Accounts Receivable at the end of the reporting period:	$	2,227,905.59

* Beginning AR was adjusted for credits not reflected in prior month

Accounts Receivable Aging		
Days Outstanding		
Current (0 - 60 days):	$	1,009,539.00
61 - 90 days old:		9,950.00
91 - 120 days old:		-
121 - 150 days old:		75,547.00
151+ days old:		1,483,832.71
Total Accounts Receivable	$	2,578,868.71
Amount considered uncollectible & Net Credits		(350,963.12)
Accounts Receivable (Net)	$	2,227,905.59

DEBTOR QUESTIONNAIRE

Must be completed each month

1. Have any assets been sold or transferred outside the normal course of business this reporting period? No.
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? No.
3. Have all postpetition tax returns been timely filed? Yes.
4. Are workers compensation, general liability and other necessary insurance coverages in effect? Yes.

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